Exhibit 10.5.3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code		Page 1	of Pages 2
2. Amendment/Modification No. 0005	3. Effective Date Sept 1, 2008	4. Requisition/Purchase Req. No.	5. Project No. (if applicable)

6. Issued By — Code F6001201
DOC/NOAA/AGO
STAFF OFFICE & EXTERNAL CLIENTS, AD
1305 EAST WEST HIGHWAY, RM 7601
SILVER SPRING, MD 20910
SHARON BALILEA 301-713-0839 199

7. Administered By (If other than Item 6) — Code
SEE BLOCK 6

8. Name and Address of Contractor (No., Street, County, and Zip Code)

NEUSTAR, INC.
46000 CENTER OAK PLAZA
STERLING VA 201666593

Vendor ID: 00000190
DUNS: 112403295

CAGE: 3DXC3

Code | Facility Code

(X) 9A. Amendment of Solicitation No.

9B. Date (See Item 11)

X 10A. Modification of Contract/Order No. DG1335-08-CN-0002

10B. Date (See Item 13) Oct. 18, 2007

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
See Schedule $US 0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	
	A. This change order is issued pursuant to: (Specify authority) The changes set forth in item 14 are made in the Contract Order No. in item 10A.
	B. The above numbered Contract/Order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) Set fourth item 14, pursuant to the authority of FAR 43.103 (b)
	C. This supplemental agreement is entered into pursuant to authority of:
X	D. Other (Specify type of modification and authority) FAR 33.104, Protest to GAO

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to:

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name and Title of Signer (Type or Print) Bradley D. Smith VP, Finance + Corporate Controller		16A. Name and title of Contracting Officer (Type or Print) SHARON BALILEA, CONTRACTING OFFICER, sharon.balilea@noaa.gov, 301-713-0839 199	
15B. Contractor/Offeror [signature] (Signature of person authorized to sign)	15C. Date Signed August 27, 2008	16B. United States of America [signature] (Signature of Contracting Officer)	16C. Date Signed 27 Aug 08

NSN 7540-01-152-8070 | 30-105 | STANDARD FORM 30 (REV. 10-83)

PREVIOUS EDITIONS UNUSABLE | CUSTOMER COPY | Prescribed by GSA FAR (48 CFR) 53.243

SF30 Continuation of Block Narrative
The purpose of this modification is to:
a. Lift the suspension of performance effected by Modification 0004,
b. Revise the periods of performance, and
c. Clarify due dates for deliverables.
d. Update Marketing Plan letter.
(1) Lift suspension of performance. The suspension of performance set forth by Modification 0004 is lifted as of the September 1, 2008.
(2) Revised periods of performance. The periods of performance on Page 28 of the contract (paragraph F.1 1352.215-70) are revised follows:
Base Period (3 years): September 1, 2008 — August 31, 2011 Option Year One (1 year): September 1, 2011 — August 31, 2012 Option Year Two (1 year): September 1, 2012 — August 31, 2013
(3) Deliverables. Deliverables listed on Page 25 of the contract (paragraph E.1) shall be due in accordance with the revised periods of performance (e.g., Base Period start is September 1, 2008).
(4) Marketing Plan. Neustar’s Marketing Plan letter, dated October 16, 2007 and incorporated into the contract by Modification 0001, is updated by replacing paragraph 2 of the letter with the following:
“2. NeuStar will put an emphasis on building the usTLD and kids.us brand to make them more visible, increase usage and the number of web sites, and accelerate registration volumes. To reach this goal, NeuStar is committing to triple its total usTLD marketing and rebate budget from approximately $550,000 in 2007 to $1,650,000 in 2009. We expect this spend to increase each year thereafter.”
There are no other changes to the marketing plan commitment.
All other terms and conditions remain unchanged.